GINTEL

GINTEL

GINTEL ERISA FUND


ANNUAL REPORT TO
SHAREHOLDERS

DECEMBER 31, 1995

                               GINTEL ERISA FUND

A growth and income fund exclusively for conservative, tax-exempt equity investors, including corporate pension/profit sharing plans, endowment funds, Keogh and IRA plans. The minimum initial investment for corporate pension plans is $10,000; for IRA's and Keogh's the minimum is $2,000. There is no minimum on additional investments.



                         SUMMARY OF INVESTMENT RESULTS*

                          1995                  26.6%
                          1994                 -21.3%
                          1993                   5.4%
                          1992                  14.4%
                          1991                  13.5%
                          1990                  -5.1%
                          1989                  15.5%
                          1988                  22.0%
                          1987                  -1.0%
                          1986                  22.4%
                          1985                  24.0%
                          1984                   2.2%
                          1983                  27.5%
                          1982                  27.9%


           Average Annual Total
           Return Since Inception               12.5%

      *Investment results are net of expenses, with dividends and capital gains reinvested.


Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. The Fund's prospectus contains more complete information and should be read carefully.

                                                                January 22, 1996

Fellow Shareholders:


For the year ended December 31, 1995, Gintel ERISA Fund's net asset value per share appreciated 26.6%, with dividends reinvested. Its performance was driven by a few key positions that appreciated over 30% during the year, including Capstead Mortgage, Chart Industries, Heinz, Schlumberger, and Exxon. The Fund ended the year with a cash position of just over 10%.

In last year's Annual Report we stated that fears of stock market overvaluation were unwarranted and that it was time to be invested. We also suggested that inflation concerns were overblown and that further rises in interest rates were unlikely. As it turned out, our outlook proved to be quite correct, with 1995 turning out to be a historic year in the financial markets. The Dow Jones Industrial Average reached almost 70 new highs and gained 1,300 points during the year, while the bond market ended the year with yields close to their lowest levels in 15 years. The financial markets performed exceptionally well for a number of reasons: the economy continued its solid growth; corporate profits increased by almost 20%; wage and price inflation remained in check; the Federal Reserve Board began lowering rates; and Congress finally started to tackle fiscal problems and reform parts of the government that outlived their usefulness or failed to achieve their goals.

For 1996 we expect continued economic growth of around 2.5%, with results in the second half likely to be stronger than in the first half. For a number of reasons, however, we are less optimistic about the growth in corporate profits. The substantial improvement in corporate profit margins over the past few years, stemming largely from cumulative restructuring and downsizing, is winding down, while certain other costs, including raw materials and labor, are rising modestly. In addition, weakness at the retail level has led to lower overall economic activity and forced the bankruptcy of some long-established retailers. With weaker corporate profits, this year's market may be dominated by sector rotation in stock groups rather than by across-the-board rises in equity prices, as we saw in 1995. We believe that shorter-term interest rates will continue to trend downward by 25 to 50 basis points, as the Federal Reserve Board lowers the Fed Funds rate some time during the first half of the year. Inflation appears to be under control, despite an upward blip that may occur during the first half of the year due to a modest rise in energy and food prices.

In the short term, the financial markets are focused on the federal budget talks. Whatever the outcome, we believe the November election will be controversial and will force Americans to decide what services they want their federal government to provide.

In summary, we are expecting the overall market averages to appreciate more moderately than they did in 1995, although underlying stock price volatility may increase. We are focusing on stocks for 1996 that are selling at reasonable prices with strong balance sheets and good earnings prospects. There are still a number of stocks to be found that are reasonably valued, despite the price appreciation that took place in 1995.

On December 28, 1995, a $0.33 per share dividend, representing ordinary income, was paid to Gintel ERISA Fund shareholders of record as of December 19, 1995.

For those of our shareholders who also have money market accounts with us, the UST Master Money Fund and Government Money Fund changed their names at year-end to Excelsior Money Fund and Excelsior Government Fund. Both Funds continue to be managed by U. S. Trust Company of New York.

We wish all shareholders a prosperous New Year and want to express our appreciation for your continued support.


Cordially,


Robert M. Gintel           Cecil A. Godman, III        Edward F. Carroll
Chairman                   Investment Manager          Investment Manager

GINTEL ERISA FUND Statement of Net Assets                As of December 31, 1995

NUMBER
OF                                                                                 MARKET
SHARES                                                            COST**            VALUE
-----------------------------------------------------------------------------------------
                COMMON STOCKS

                MORTGAGE INVESTMENTS (14.8%)
       180,000  Capstead Mortgage Corporation                  $1,850,958      $4,117,500

                DIVERSIFIED INDUSTRIES (11.7%)
       300,000  Chart Industries, Inc.                          1,420,685       2,287,500
        30,000  Ogden Corporation                                 659,700         641,250
        33,000  Portec, Inc.*                                     388,845         317,625

                COPPER PRODUCER (11.2%)
        50,000  Phelps Dodge Corporation                        3,025,297       3,112,500

                FOOD PRODUCTS (7.7%)
        37,500  H.J. Heinz Company                              1,059,375       1,242,188
        50,000  Northland Cranberries, Inc.                       766,880         887,500

                ELECTRONIC SYSTEMS & EQUIPMENT (5.9%)
        30,000  Harris Corporation                              1,244,371       1,638,750

                ENVIRONMENTAL SERVICES (5.3%)
        50,000  Browning-Ferris Industries, Inc.                1,411,036       1,475,000

                TEXTILE -- APPAREL (5.3%)
       225,000  Oneita Industries, Inc.+*                       3,010,290       1,462,500

                OILFIELD SERVICES (5.0%)
        20,000  Schlumberger Limited                            1,190,437       1,385,000

                OIL & GAS (4.6%)
         8,000  Exxon Corporation                                 461,000         641,000
        10,000  Kerr-McGee Corporation                            538,125         635,000

                FOREST PRODUCTS - PAPER (4.3%)
        25,000  Union Camp Corporation                          1,319,375       1,190,625

                INTEGRATED STEEL PRODUCER (4.1%)
        20,000  Nucor Corporation                                 989,563       1,142,500

                INSURANCE (3.4%)
        20,000  Mercury General Corporation                       771,938         955,000

GINTEL ERISA FUND Statement of Net Assets(continued)     As of December 31, 1995

NUMBER
OF                                                                                 MARKET
SHARES                                                            COST**            VALUE
-----------------------------------------------------------------------------------------

                NATURAL GAS PRODUCING & DISTRIBUTION (2.5%)
        15,000  Consolidated Natural Gas Company                 667,000          680,625

                TRANSPORTATION - RAILROAD (2.2%)
         9,000  Union Pacific Corporation                        573,000          594,000

                FOOD PRODUCTS (1.4%)
        12,500  Sara Lee Corporation                             268,000          398,437

                Miscellaneous Securities (0.3%)                   91,875           90,000
-----------------------------------------------------------------------------------------
                Total Common Stocks (89.7%)                   21,707,750       24,894,500
-----------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
-----------------------------------------------------------------------------------------
                CASH EQUIVALENTS

     2,847,000  Chase Securities, Inc. Repurchase Agreement
                5.35% due 1/2/96 (Collateralized by U.S.
                Government Obligations)                        2,847,000        2,847,000
-----------------------------------------------------------------------------------------
                Total Cash Equivalents (10.2%)                 2,847,000        2,847,000
-----------------------------------------------------------------------------------------
                Total Investments (99.9%)                    $24,554,750       27,741,500
                                                             ===========
                Other assets net of liabilities (0.1%)                             24,576
-----------------------------------------------------------------------------------------
                Net Assets Applicable to
                  Outstanding Shares (100.0%)                                 $27,766,076
=========================================================================================
 Net asset value per share-based on 977,447 shares of
     beneficial interest (offering and redemption price)                           $28.41
=========================================================================================

*   Non-income producing investments

**  Cost basis for Federal income tax purposes

+ Robert Gintel is Chairman of the Board of Oneita Industries and owns 16% of its common stock. As a result, Oneita may be deemed to be an affiliate of the Fund.


The accompanying notes to financial statements are an integral part hereof.

GINTEL ERISA FUND Statement of Operations           Year Ended December 31, 1995


 INVESTMENT INCOME:
        Dividends                                                     $  723,900
        Interest                                                         207,259
                                                                      ----------
             Total investment income                                     931,159

EXPENSES:
        Administrative services fee (Note D)            $  363,186
        Investment advisory fee (Note C)                   290,547
        Trustees' fees                                      28,675
        Taxes                                                2,000
                                                        ----------

             Total Expenses                                              684,408
                                                                      ----------
NET INVESTMENT INCOME                                                    246,751
NET REALIZED GAIN ON INVESTMENTS                           176,028
NET INCREASE IN UNREALIZED APPRECIATION OF INVESTMENTS   6,130,781
                                                        ----------
NET GAIN ON INVESTMENTS                                                6,306,809
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $6,553,560
                                                                      ==========


The accompanying notes to financial statements are an integral part hereof.

GINTEL ERISA FUND Statements of Changes in Net Assets     Year Ended December 31



                                                                          1995              1994
                                                                          ----              ----
OPERATIONS:
        Net investment income                                     $    246,751      $    587,258
        Net realized gain (loss) on investments                        176,028        (1,956,031)
        Net increase (decrease) in unrealized appreciation
          of investments                                             6,130,781        (8,704,711)
                                                                  ------------      ------------
                  Net increase (decrease) in net assets
                    from operations                                  6,553,560       (10,073,484)

DISTRIBUTIONS TO SHAREHOLDERS:
        Investment income                                             (320,221)         (581,627)
        Net realized gains from investments                                 --                --
                                                                  ------------      ------------
             Net decrease from distributions                          (320,221)         (581,627)

CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares issued                                    276,201         1,962,228
        Reinvestment of dividends                                      319,573           579,374
        Cost of shares repurchased                                  (9,115,210)      (12,928,744)
                                                                  ------------      ------------
             Net decrease from capital
             share transactions                                     (8,519,436)      (10,387,142)

Total Decrease                                                      (2,286,097)      (21,042,253)
Net Assets - Beginning of Year                                      30,052,173        51,094,426
                                                                  ------------      ------------
Net Assets - End of Year                                          $ 27,766,076      $ 30,052,173
                                                                  ============      ============
NET ASSETS CONSIST OF:
        Capital Stock                                             $ 26,438,824      $ 34,958,260
        Undistributed net investment income (loss)                     (67,839)            5,631
        Undistributed net realized losses
          from security transactions                                (1,791,659)       (1,967,687)
        Unrealized appreciation (depreciation) on investments        3,186,750        (2,944,031)
                                                                  ------------      ------------
                                                                  $ 27,766,076      $ 30,052,173
                                                                  ============      ============


The accompanying notes to financial statements are an integral part hereof.

GINTEL ERISA FUND Condensed Financial Information
(Per Share Income and Capital Changes*)                  Year Ended December 31


                                                 1995               1994                1993               1992             1991
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
        Beginning of Year              $        22.70     $        29.41      $        35.38     $        31.49   $        29.29

Income from
        Investment Operations
          Net investment income                   .27                .45                 .41                .57             1.01
          Net realized and unrealized
            gain (loss) on securities            5.77              (6.71)               1.42               3.96             2.94
--------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Income             6.04              (6.26)               1.83               4.53             3.95
--------------------------------------------------------------------------------------------------------------------------------

Less:  Distributions
         Net investment income                    .33                .45                 .41                .57              .84
         Capital gains                           --                 --                  7.39                .07              .91
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               .33                .45                7.80                .64             1.75
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $        28.41     $        22.70      $        29.41     $        35.38   $        31.49
================================================================================================================================
Total Return                                     26.6%            -21.3%                 5.4%              14.4%            13.5%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year                $   27,766,076     $   30,052,173      $   51,094,426     $   56,380,619   $   73,190,436
Ratio of operating expenses to
  average net assets (Note D)                     2.5%**             2.6%**              2.2%**             1.7%             1.5%
Ratio of net investment
  income to average net assets                    0.9%               1.4%                1.0%               1.5%             2.4%
Portfolio turnover rate                          52.7%             104.4%               99.3%              79.8%            96.8%

Shares outstanding, end of year               977,447          1,323,836           1,737,287          1,593,610        2,324,490

* The above per share information is based upon a daily average of shares outstanding.

** The Fund's expense ratio includes brokerage commissions on portfolio transactions paid for under the Fund's Administrative Services fee, and, therefore, may appear higher than those of other mutual funds as well as for the Fund in prior years. Other mutual funds do not include brokerage commissions in their operating expenses, but instead add them to the cost of securities purchased or deduct them from the proceeds of securities sold.

The accompanying notes to financial statements are an integral part hereof.

GINTEL ERISA FUND Notes to Financial Statements                December 31, 1995


(NOTE A) -- ORGANIZATION:

The Gintel ERISA Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(NOTE B) -- SIGNIFICANT ACCOUNTING POLICIES:

1.  Security Valuation:

Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2.  Federal Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required. At December 31, 1995, the Fund had available a capital loss carryforward of approximately $1,800,000, $1,055,000 expiring principally in 2002 and $745,000 expiring principally in 2003.

3.  Other:

As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

(NOTE C) -- INVESTMENT ADVISORY AGREEMENT:

The Fund has entered into an Investment Advisory Agreement with Gintel Equity Management, Inc., a related party, which provides for an annual fee of 1% to be paid quarterly, based on the daily value of the Fund's net assets during the preceding quarter. The fee will be reduced for any fiscal year, if the Fund's expenses, as defined, exceed certain limitations.

(NOTE D) -- ADMINISTRATIVE SERVICES AGREEMENT:

The Fund entered into an Administrative Services Agreement dated April 1, 1993, which provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses previously paid by the Fund directly, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor will receive a fee payable at the beginning of each quarter based on average daily net assets during the preceding quarter, at an annual rate of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

GINTEL ERISA FUND  Notes to Financial Statements -- continued  December 31, 1995


(NOTE E) -- OTHER MATTERS:

1.  Investments
Unrealized appreciation at December 31, 1995                         $ 4,954,835
Unrealized depreciation at December 31, 1995                          (1,768,085)
                                                                     -----------
                                                                     $ 3,186,750
                                                                     ===========
FOR THE YEAR ENDED DECEMBER 31, 1995
Purchases of securities other than short-term investments            $12,694,773
Sales of securities other than short-term investments                $21,560,842


2.  Capital Stock: (in shares)


                                                      YEAR ENDED                 YEAR ENDED
                                               DECEMBER 31, 1995          DECEMBER 31, 1994
                                               -----------------          -----------------
Shares issued                                             10,686                     72,736
Shares reinvested                                         11,305                     25,579
Shares repurchased                                      (368,380)                  (511,766)
                                               -----------------          -----------------
          Net decrease                                  (346,389)                  (413,451)
                                               =================          =================

REPORT OF INDEPENDENT AUDITORS

Board of Trustees and Shareholders
Gintel ERISA Fund
Greenwich, Connecticut

We have audited the statement of net assets of the Gintel ERISA Fund as of December 31, 1995, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended. These financial statements and condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, the financial position of Gintel ERISA Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                        Richard A. Eisner & Company, LLP


New York, New York
January 22, 1996

                                INVESTMENT STAFF

ROBERT M. GINTEL

        Robert Gintel has spent his entire business career in the investment industry with more than 40 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Equity Management, Inc. He is also Senior Partner and founder of Gintel & Co., a member of the New York Stock Exchange and associate member of the American Stock Exchange, and Chairman of the Board and Chief Executive Officer of Gintel Fund and Gintel ERISA Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations and is currently Chairman of the Board of Oneita Industries, Vice Chairman of the Board of XTRA Corporation, and a Director of Amtech Corporation. Mr. Gintel has lectured and written articles on investments and has appeared on Wall Street Week and other television and radio programs.

CECIL A. GODMAN, III

        Mr. Godman joined the Gintel organization in 1985 after spending two years as a securities analyst with First Tennessee Investment Management, Inc., a $1.8 billion asset management subsidiary of First Tennessee National Corporation. He is a General Partner of Gintel & Co. and a director of Gintel Equity Management, Inc. Mr. Godman received his B.A. in Business Administration and Economics from Rhodes College in Memphis in 1982.

EDWARD F. CARROLL

        Mr. Carroll joined Gintel Equity Management, Inc. in 1983 and is a General Partner of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 35-year career includes experience as an analyst with the Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He holds a B.G.S. degree from the University of Connecticut.

TIMOTHY J. MCSWEENEY

        Mr. McSweeney joined Gintel Equity Management, Inc. in 1995 as a securities analyst. He received his B.A. in economics from Clark University and his M.B.A. from Northeastern University.

GINTEL ERISA FUND TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

Robert M. Gintel        Chairman, Trustee, and Chief Executive Officer
                        Chairman and Chief Executive Officer, Gintel Equity
                        Management, Inc.; Senior Partner, Gintel & Co. Limited
                        Partnership; Chairman and Director, Oneita Industries;
                        Vice Chairman and Director, XTRA Corporation; Director,
                        Amtech Corporation; Chairman, Trustee, and Chief
                        Executive Officer, Gintel Fund.

Thomas H. Lenagh        Trustee
                        Financial Consultant; formerly Chairman and Chief
                        Executive Officer of Greiner Engineering Co.; Director,
                        Adams Express Co., USLife Corp., ICN Biomedics, Inc.,
                        SCI Systems, Inc., Irvine Sensors Corp., CML Inc.,
                        Clemente Global, Rexhall Inc.; Trustee, Gintel Fund.

Francis J. Palamara     Trustee
                        Business Consultant; previously Director and Executive
                        Vice President of ARA Services, Inc.; formerly Executive
                        Vice President and Chief Operating Officer of the New
                        York Stock Exchange, Inc.; Director, Glenmede Fund, XTRA
                        Corporation, Central Tractor Farm & Country; Trustee,
                        Gintel Fund.

Russel R. Taylor        Trustee
                        Associate Professor of Management and Marketing,
                        Director of H.W. Taylor Institute of Entrepreneurial
                        Studies, College of New Rochelle; Founder of Russel
                        Taylor, Inc.; Trustee, Gintel Fund.

Stephen G. Stavrides    Trustee, President, and Treasurer
                        President, Gintel Equity Management, Inc.; General
                        Partner and Chief Operating Officer, Gintel & Co.
                        Limited Partnership; Trustee, President, and Treasurer,
                        Gintel Fund.

Donna K. Grippe         Secretary and Assistant Treasurer

                        INVESTMENT ADVISOR               GINTEL GROUP
                        Gintel Equity Management, Inc.   Chase Global Funds
                                                           Services Company
                        6 Greenwich Office Park          P. O. Box 2798
                        Greenwich, CT  06831-5197        Boston, MA  02208-2798
                        203 622-6400                     800 344-3092